Supplement dated October 31, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011 and July 20, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

SMALLCAP GROWTH ACCOUNT II

On or about November 15, 2011, under the Management and Sub-Advisor(s) and Portfolio
Manager(s) headings, delete the section for Essex Investment Management Company, LLC and the related portfolio manager information.

SMALLCAP VALUE ACCOUNT I

On or about November 15, 2011, under the Management and Sub-Advisor(s) and Portfolio
Manager(s) headings, delete the section for Mellon Capital Management Corporation and the related portfolio manager information.

MANAGEMENT OF THE FUND

The Sub-Advisors
On or about November 15, 2011, delete the section for Essex Investment Management
Company, LLC and the related portfolio manager information.

On or about November 15, 2011, delete the section for Mellon Capital Management Corporation and the related portfolio manager information.